Exhibit 99.1

Avid Acceptance, LLC

6995 Union Park Center, Suite 450

Cottonwood Heights, Utah 84047

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Avid Acceptance, LLC (the “Company”) and KeyBanc Capital Markets Inc. (“KeyBanc” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Avid Automobile Receivables Trust 2019-1, Automobile Receivables-Backed Notes, Series 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 18, 2019, we accessed the “Company Website” (https://tetrafg.exavault.com/share/view/1ohi9-1vvttaqx-7jfe4i3x) and obtained (i) a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of August 31, 2019, with respect to 6,896 automobile receivables (the “Initial Receivable File”) and (ii) a supplemental data file containing the vehicle identification number for each of the automobile receivables indicated on the Initial Receivable File (the “Supplemental Receivable File”). We were instructed by the Company to append the Initial Receivable File with the information set forth on the Supplemental Receivable File. The Initial Receivable File, as adjusted, is hereinafter referred to as the “Statistical Receivable File.”

At the Company’s instruction, we randomly selected 125 automobile receivables (the “Sample Receivables”) from the Statistical Receivable File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on or derived from the Statistical Receivable File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Contract date 3. Original amount financed 4. Original term to maturity 5. Annual percentage rate	6. Original monthly P&I payment 7. Model type (new/used) 8. State (customer) 9. Average FICO score

We compared Characteristics 1. through 6. to the corresponding information set forth on the Installment Sales Contract (the “Contract”) and to one of Company’s loan origination systems (collectively, the “Origination System”).

Using the methodologies provided to us by representatives of KeyBanc, on behalf of the Company, and information set forth on the Statistical Receivable File, we compared Characteristic 7. to the corresponding information set forth on or derived from the Origination System.

We compared Characteristics 8. and 9. to the corresponding information set forth or derived from on the Origination System.

Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;”

•

with respect to Characteristic 7., for those Sample Receivables for which the model type did not agree to the Origination System, we were instructed to ascertain the model type based on the odometer reading indicated on the Origination System. We were further instructed that if an odometer reading noted on the Origination System was (i) greater than or equal to 1,500 miles, the model type would be noted as “Used” or (ii) less than 1,500 miles, the model type would be noted as “New;” and

•

with respect to Characteristic 8., for the Sample Receivables indicated in Appendix A, we observed a difference with respect to the state set forth on the Statistical Receivable File, when compared to the state set forth on the Origination System. For these Sample Receivables, we were instructed to perform an additional procedure and compare the state set forth on the Statistical Receivable File to the corresponding information set forth on a screen shot from the Company’s servicing system (the “Servicing System Screen Shot”).

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report for the borrower (as set forth on the Origination System);

•	a Truth-in-Lending Disclosure Statement; and

•

the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable

Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 30, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2019.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 8. for the following Sample Receivables:

60061937
600125389

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in vehicle identification number (“VIN”).
2	One difference in annual percentage rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2019.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Contract, Title Certificate and Origination System

1	600101240	Vehicle identification number	1FMCU0F75HUF0146	1FMCU0F75HUF01469

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Contract

2	600114011	Annual percentage rate	19.250%	19.255%